UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	July 26, 2017
MGIC Investment Corporation
__________________________________________
(Exact name of registrant as specified in its charter)

Wisconsin	1-10816	39-1486475
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

250 E. Kilbourn Avenue, Milwaukee, Wisconsin		53202
________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	414-347-6480

Not Applicable
Former name or former address, if changed since last report
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
[  ]  Emerging Growth Company
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Item 5.03.     Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
(a) On July 26, 2017, the Board of Directors approved amendments to the Bylaws of the Company. The material provisions of the amendments (1) conform various provisions of the Bylaws to reflect the separation of the roles of Chairman of the Board and Chief Executive Officer that occurred in March 2015; (2) address the potential case in which there are multiple valid shareholder demands for a Special Meeting by providing that the date on which the Special Meeting is to be held when the Board of Directors does not designate a date is determined by the last day on which shareholder demands for a Special Meeting may be delivered to the Company; (3) eliminate the requirement that the Board of Directors fix the salaries of certain officers as that function has been properly delegated to a Committee of the Board of Directors; and (4) conform to the practice of issuing uncertificated shares of stock.

The amendments are filed as Exhibit 3.1 to this Current Report on Form 8-K. The foregoing description is qualified in its entirety by reference to the actual text of the amendments.

The Amended and Restated Bylaws, as amended by the amendments described in this Item, are filed as Exhibit 3.2 to this Current Report on Form 8 K.

Item 5.07.    Submission of Matters to a Vote of Security Holders.
Our Annual Meeting of Shareholders was held July 26, 2017. At that meeting, shareholders took the following actions with respect to the proposals described in our 2017 Proxy Statement:

1.     The following directors were elected:

	For	Withheld	Broker Non-Votes
Daniel A. Arrigoni	288,214,961	612,024	38,589,114
Cassandra C. Carr	286,458,016	2,368,969	38,589,114
C. Edward Chaplin	287,734,523	1,092,462	38,589,114
Curt S. Culver	287,081,416	1,745,569	38,589,114
Timothy A. Holt	288,217,727	609,258	38,589,114
Kenneth M. Jastrow, II	285,382,027	3,444,958	38,589,114
Michael E. Lehman	285,609,436	3,217,549	38,589,114
Gary A. Poliner	288,179,365	647,620	38,589,114
Patrick Sinks	287,854,739	972,246	38,589,114
Mark M. Zandi	288,161,822	665,163	38,589,114

2.	The compensation of our named executive officers for 2016 was approved, on an advisory basis, by the following vote:

For	Against	Abstain	Broker Non-Votes
284,914,605	3,298,242	614,138	38,589,114

3.	The shareholders approved, on an advisory basis, that the Company conduct annual advisory votes on executive compensation by the following vote:

1 Year	2 Years	3 Years	Abstain	Broker Non-Votes
259,437,195	1,559,815	27,138,237	691,738	38,589,114

Based on the voting results with respect to the advisory vote on the frequency of future advisory votes on executive compensation, the Board of Directors decided to continue the policy contained in the Company's Corporate Governance Guidelines, which is to conduct an annual shareholder advisory vote on executive compensation.

4.	The ratification of the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for the year ending December 31, 2017 was approved by the following vote:

For	Against	Abstain	Broker Non-Votes
321,732,128	5,579,255	104,716	—

Item 9.01.     Financial Statements and Exhibits.

(a) Not applicable.

(b) Not applicable.

(c) Not applicable.

(d) Exhibits. The following exhibits are being filed herewith:

3.1     Amendments to the Amended and Restated Bylaws of MGIC Investment Corporation
3.2     Amended and Restated Bylaws of MGIC Investment Corporation

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MGIC INVESTMENT CORPORATION
Date: July 28, 2017	By:/s/ Jeffrey H. Lane
Jeffrey H. Lane
Executive Vice President, General Counsel and Secretary